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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003.

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2003.

LONGLEAF PARTNERS FUNDS SM

ANNUAL REPORT

at December 31, 2003

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History	6
Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	12
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Financial Statements and Footnotes	26
Financial Highlights	38
Report of Independent Auditors	40
Information on Boards of Trustees	42
Service Directory	45

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

The returns for all three Longleaf Partners Funds far surpassed our goal of inflation plus 10% in 2003. The Small-Cap Fund’s return exceeded its previous best year by 1321 basis points, and the International Fund outperformed its best year by 1559 basis points. The Partners Fund posted its best year since 1991, and the third highest return in the Fund’s sixteen year history. Below is a recap of how the Funds and the relevant indices performed in the quarter, the year, the last three years, and over the last market cycle of five years.

	Quarter	2003	Three Years	Five Years

Partners Fund	12.3%	34.8%	10.9%	10.9%
S&P 500 Index	12.1	28.6	(4.1)	(0.6)

International Fund	10.7	41.5	9.3	15.4
EAFE Index	17.1	38.6	(2.9)	(0.1)

Small-Cap Fund	14.6	43.9	13.5	11.4
Russell 2000 Index	14.5	47.3	6.3	7.1

Inflation plus 10%	2.0	11.9	11.9	12.4

Last year’s terrific results in the Longleaf Funds were accompanied by improving fundamentals among our holdings. After several years of slow corporate value growth, in 2003 we saw most intrinsic values begin to build nicely as revenues grew and profitability picked up. While we are pleased with this progress, most stock prices reflect the good news. The investing struggle we described in our last two quarterly letters has intensified – little-to-no margin of safety exists in the prices of those businesses that meet our qualitative criteria.

We will continue to use discipline and patience as we look for new opportunities. Cash in each of the Funds is high and rising as the trading desk has several sell orders to execute. Price-to-value ratios are at or near their all time highs in each Fund. Our long-term partners know that we have faced this struggle before and that waiting for qualifying investments is the right prescription to insure that we preserve capital as well as make an adequate return. Because of steadily rising cash inflows combined with the factors described above, the Board of Trustees has decided to close the International Fund effective February 6, 2004. Current investors in the International Fund will be able to add to their investments. A more detailed discussion of the decision appears in the International Fund section beginning on page 12.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

We do not have any macro predictions or outlook for 2004. We are hopeful that value growth at our investees can lower current price-to-value relationships. We are confident that at some point good businesses will once again be mispriced. We are well positioned to take advantage of new investment opportunities.

We wish all of our partners a Happy New Year and hope to see many of you at the Shareholder Meeting in Memphis on May 12, 2004, at 5:30 p.m. at the Memphis Botanic Garden.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund had a stellar year, returning 34.8%, or almost three times our absolute return objective of inflation plus 10%. The results also surpassed the overall market’s results of 28.6% as measured by the S&P 500. In the fourth quarter, the Fund added 12.3% while the S&P posted 12.1%. As large owners of the Partners Fund we are thrilled to report these results. As the Fund’s managers we urge our partners to view compounding at almost 35% in a twelve month period as unusual and not likely to recur soon.

We began 2003 with a portfolio that was selling at a steep discount to appraisal in spite of our belief that the portfolio contained quality businesses with good management teams. The 2002 Annual Report highlighted the opportunity we saw. In the first three months of 2003 prices moved lower even as most of our appraisals grew. In the second quarter, however, sentiment changed and stocks began a rally that moved many businesses from undervaluation to fair valuation over an eight month period.

Early in the year before the rally we were able to buy a position in Philips Electronics for the second time in the Partners Fund’s history. We managed to capture the especially large discount being given to the semiconductor business. Philips was the largest contributor to the Fund’s return in 2003 as the stock rose over 50% from our purchase point.

Disney, one of the most controversial stocks we own, produced the second largest gain for the Fund, increasing 43%. While a number of headlines lambasted Michael Eisner and his disagreements with former board members, the company was producing solid results. The theme parks and ABC each made progress, the movie business had several successful releases, and ESPN continued to further entrench its brand and produce substantial cash flow. We believe that Eisner and his team, who have significant ownership stakes in the stock, will continue to create value.

Level 3, which is the Fund’s largest position, made important strides. In June we exchanged our 9% convertible notes for equity. The company successfully integrated the Genuity business it purchased and restructured debt for a more flexible financial structure. The management team plans to pursue further organic revenue growth as well as larger scale through acquisitions that make financial sense. Level 3 was the third largest contributor to the Partners Fund’s return, and the stock remains undervalued when compared to our appraisal.

Comcast gained over 38% during the year. Brian Roberts and his team have exceeded expectations in their successful integration of AT&T’s cable business, stemmed losses in telephony, and reaped substantial margin gains in cable service.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Comcast has dominant competitive strength with over 21 million subscribers. As internet user growth continues and digital cable and telephony revenues build, Comcast has the capability to increase its value for quite some time.

The fifth largest contributor to the Fund’s results in 2003 was GM-Hughes whose stock rose over 50%. The company began the year with a new management team focused on improving operations following a year spent working on the failed merger with Echostar. The effort paid off as subscriber growth increased and revenues per subscriber rose. In addition, News Corp agreed to buy control of Hughes, a transaction that closed at year-end. (This changed the General Motors Hughes name to Hughes Electronics, and created a new stock in the portfolio, News Preferred.) Given the results that management has shown and the strength of News Corp’s experience, Hughes’ annual value growth could be in the mid-teens.

The Partners Fund portfolio saw relatively little activity during the year. We purchased Philips as discussed above as well as smaller positions in Diageo and ADP early in the year. In addition we increased our stakes in a few existing holdings when their prices fell. Earlier in the year we completed the sale of Plum Creek and sold Allied Waste and Rayonier.

The Partners Fund ends 2003 in a much different state than it began. The price-to-value ratio of the Fund’s stock holdings is close to 80%, near its historic high. Cash levels are over 15% because we cannot find investments that meet our criteria, with price being the substantial obstacle. The Fund owns several companies selling at over 90% of our appraisal. We are closely monitoring the Partners Fund to determine whether and when to close to new investors. Inflows have been positive but not overwhelming, and with a high P/V, today’s level of available cash could significantly benefit shareholders when new opportunities arise.

Partners Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2003

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

One Year	34.80%	11.88%	28.62%
Five Years	10.94	12.37	(0.61)
Ten Years	15.27	12.37	11.04

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

Partners Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 27.6% of Net Assets)

Level 3 Communications, Inc. (LVLT)	6.0%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

Vivendi Universal SA (EX FP and V)	5.9%
French conglomerate with numerous entertainment, media and telecommunications assets.

The Walt Disney Corporation (DIS)	5.8%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, T.V. stations, theme parks, and movie studios, as well as other assets.

Koninklijke (Royal) Philips Electronics N.V. (PHIA NA and PHG)	5.0%
One of the world’s largest electronics companies and a global leader in televisions and their components, semiconductors, lighting, electric shavers, and appliances.

FedEx Corporation (FDX)	4.9%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

PORTFOLIO CHANGES

January 1, 2003 through December 31, 2003

New Holdings	Eliminations

Automatic Data Processing, Inc.
Diageo plc
Hughes Electronics Corporation(a)
Koninklijke (Royal) Philips Electronics N.V.
Koninklijke (Royal) Philips Electronics N.V.   ADR
Level 3 Communications, Inc.
  (from Note exchange)
News Corporation Limited Special ADS
Preferred(a)	Allied Waste Industries, Inc.
General Motors
  Corporation – Class H(a)
Level 3 Communications, Inc.,
  9% Junior Convertible
  Subordinated Notes due   7-15-12 (exchanged
  for stock)
Plum Creek Timber
  Company, Inc.
Rayonier Inc.

(a)	General Motors – Class H exchanged for Hughes Electronics and News Preferred. See page 5 for further explanation.

Partners Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2003

Shares			Value

Common Stock 83.9%
		Automobiles 3.5%
5,000,000		General Motors Corporation	$267,000,000
		Beverages 2.9%
16,832,505		Diageo plc (Foreign)	221,480,329
		Broadcasting and Cable 8.8%
1,668,996	*	Comcast Corporation – Class A	54,859,899
9,978,000	*	Comcast Corporation – Class A Special	312,111,840
18,381,099	*	Hughes Electronics Corporation	304,207,189

			671,178,928

		Data Processing 2.3%
4,781,700		Automatic Data Processing, Inc.	189,403,137
		Entertainment 5.8%
19,046,000		The Walt Disney Corporation	444,343,180
		Environmental Services 3.9%
10,161,100		Waste Management, Inc.(d)	300,768,560
		Lodging 8.5%
18,050,700		Hilton Hotels Corporation	309,208,491
7,360,000		Marriott International, Inc.	340,032,000

			649,240,491

		Multi-Industry 5.9%
14,386,570	*	Vivendi Universal SA (Foreign)(c)	349,683,658
4,141,900	*	Vivendi Universal SA ADR (Foreign)	100,565,332

			450,248,990

		Natural Resources 4.3%
10,257,000	*	Pioneer Natural Resources Company(b)	327,506,010
		Property & Casualty Insurance 9.0%
14,627,000		Aon Corporation	350,170,380
61,883,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	342,415,032

			692,585,412

		Publishing 3.0%
2,973,300		Knight Ridder, Inc.	230,044,221
		Real Estate 2.7%
13,284,900		Trizec Properties, Inc.(b)	204,587,460

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2003

Shares			Value

		Restaurants 4.4%
9,880,000	*	Yum! Brands, Inc.	$339,872,000
		Technology 5.0%
11,563,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	337,644,122
1,531,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	44,564,862

			382,208,984

		Telecommunications 9.0%
81,029,000	*	Level 3 Communications, Inc.(b)	461,865,300
3,598,500		Telephone and Data Systems, Inc.	225,086,175

			686,951,475

		Transportation 4.9%
5,615,000		FedEx Corporation(c)	379,012,500

		Total Common Stocks (Cost $4,456,645,831)	6,436,431,677

Preferred Stock 0.8%
		Broadcasting and Cable 0.8%
2,055,872		News Corporation Limited Special ADS Preferred (Foreign) (Cost $58,900,733)	62,190,128

Principal
Amount

Short-Term Obligations 15.5%
288,905,000	Repurchase Agreement with State Street Bank, 0.40% due 1-2-04, Repurchase price $288,911,420 (Collateralized by U.S. government agency securities)	288,905,000
900,000,000	U.S. Treasury Bills, 0.87%-0.92% due 1-15-04 to 3-18-04	898,927,833

	Total Short-Term Obligations	1,187,832,833

Total Investments (Cost $5,703,379,397)(a)	100.2%	7,686,454,638
Other Assets and Liabilities, Net	(0.2)	(17,487,132)

Net Assets	100.0%	$7,668,967,506

Net asset value per share		$29.98

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $2,109,535,893 and $(126,460,652) respectively.
(b)	Affiliated Company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.
(d)	See Note 11.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 19% of net assets.

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2003

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

260,000,000	Euro 6-16-04	$326,494,420	$(6,421,420)
21,355,000,000	Japanese Yen 3-19-04	199,761,880	(13,393,682)
13,750,000,000	Japanese Yen 6-16-04	129,005,826	(103,604)

		$655,262,126	$(19,918,706)

See Notes to Financial Statements.

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 41.5% in 2003 after rising 10.7% in the fourth quarter. The EAFE Index increased 38.6% for the year, and gained 17.1% during the quarter. Since inception in October of 1998, the Fund has returned 16.7% per year against 1.7% for the EAFE. More importantly, we have comfortably exceeded our absolute return goal of 10% plus inflation despite challenging market conditions.

All but three stocks advanced during the year, and only Sompo detracted meaningfully from our performance. The sale of Sompo funded our investment in Millea Holdings. In addition to Millea, the Fund’s largest contributors were Fairfax, Vivendi, NipponKoa and Shaw Communications. Fairfax’s operational and investment performance exceeded the market’s expectations while the company strengthened its balance sheet by placing two attractive bond issues and successfully renegotiating its bank lines. Vivendi negotiated the transfer of its entertainment assets to a joint venture with General Electric’s NBC while continuing to streamline its asset portfolio. Shaw’s operating cash flow improved significantly under the capable leadership of the Shaw family, one of our most vested management teams. NipponKoa and Millea both benefited from a combination of improved underwriting performance and investment gains driven by Japan’s stock market recovery.

We sold six positions during the year: Sompo, Amdocs, Tokyo Style, Fiat, Fuji Fire and Marine, and Cable & Wireless. The first five sales were discussed in detail in earlier reports. We sold Cable & Wireless after it reached our revised appraisal. While the sale generated a loss over the time we held the stock, Cable & Wireless contributed greatly to the Fund’s 2003 return. The stock nearly quadrupled from its low after new management resolved several short-term problems. The stock was the worst performer in the FTSE 100 in 2002 and the best performer in 2003.

We purchased two new positions during the year: Millea Holdings and Diageo. In both cases, we had evaluated the businesses and managements for several years, and we have owned Diageo once before. We took advantage of temporary sell-offs in each name to build new positions that have already appreciated.

We received questions about two general topics during the year: our exposure to Japan and our currency policy. After reaching multi-decade lows in the first quarter, the Japanese market delivered exceptionally strong returns over the remainder of the year. The nearly universal pessimism regarding Japan that prevailed only nine months ago helped create a number of qualifying investments. Our bottoms up identification of these opportunities, not our macro view towards Japan, determined our stock selections. We are heavily weighted in Japan

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

because these individual qualifiers remain cheap, not because we have any particular insight into the direction of Japan’s market.

The dollar’s weakness dominated headlines this year much as the dollar’s strength was news two years ago. In both cases, the Fund’s returns were somewhat insulated from currency moves by our hedging policies. Our hedges seek to offset the currency-related appreciation or depreciation in foreign stocks. As a result, the return from a hedged position approximately reflects the actual performance of the company’s stock price. We believe that our expertise rests in arbitraging price and value in specific equities, not in predicting currency swings. That said, it is impossible to totally isolate any equity portfolio from currency moves. We generally hedge stocks that have earnings almost wholly in specific foreign currencies.

We enter 2004 pleased with the progress that most of our management partners have made in building value over a difficult period. However, in the short term we face great difficulty in finding new underpriced equities, particularly outside of Japan. At year-end our cash level was approaching 20% and the price-to-value ratio of the Fund’s stocks had moved from near record lows in the first quarter to above 70% in December. By the end of January 2004 when this report was being finalized, cash had risen to over 25% of assets due to over $100 million in net inflows combined with several portfolio sales. Given that new investment opportunities remain elusive and several holdings are approaching our appraisal, your management and the Trustees of Longleaf International have decided to close the Fund to new investors to prevent dilution of our existing shareholders. Current owners can continue to add to their accounts. Other exceptions are identical to those of the Small-Cap Fund, listed in the Prospectus. We will reopen the Fund only when the Trustees and your management partners at Southeastern believe that new, qualifying investments are available and cash inflows would again benefit shareholders.

Despite current investing challenges, we are confident that opportunities will surface somewhere in the world if we remain patient and disciplined. Thank you very much for your support, which was essential in allowing us to make 2003 such a rewarding year.

International Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS INTERNATIONAL FUND

Comparison of Change in Value of $10,000 Investment

Since Public Offering 10/26/98

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2003

	International	Inflation	EAFE
	Fund	Plus 10%	Index

One Year	41.52%	11.88%	38.59%
Five Years	15.37	12.37	(0.05)
Since Public Offering 10/26/98	16.72	12.29	1.67

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

International Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 34.4% of Net Assets)

Vivendi Universal SA (EX FP and V)	8.2%
French conglomerate with numerous entertainment, media and telecommunications assets.

The NipponKoa Insurance Company, Ltd. (8754)	8.2%
Japanese provider of both non-life (property/casualty) and life insurance services.

Shaw Communications Inc. (SJR)	6.9%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Millea Holdings, Inc. (8766)	5.7%
Japan’s largest non-life (property/casualty) insurance company.

Fairfax Financial Holdings Limited (FFH CN)	5.4%
Canadian based property/casualty insurer offering both primary insurance and reinsurance.

PORTFOLIO CHANGES

January 1, 2003 through December 31, 2003

New Holdings	Eliminations

Diageo plc Millea Holdings, Inc.	Amdocs Limited Cable & Wireless plc Fiat S.p.A. Fiat Warrants The Fuji Fire and Marine Insurance Company, Ltd. Sompo Japan Insurance Inc. Tokyo Style Co., Ltd.

International Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2003

Shares			Value

Common Stock 83.2%
		Automobiles 4.4%
1,224,000		Renault SA (France)(d)	$84,451,060
		Beverages 1.3%
1,889,000		Diageo plc (United Kingdom)	24,855,263
		Broadcasting and Cable 20.5%
2,380,018		The News Corporation Limited (Australia)	21,501,217
1,385,000		The News Corporation Limited ADR (Australia)	49,998,500
2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(d)(e)	101,145,629
8,499,700		Shaw Communications Inc. – Class B (Canada)(d)	131,915,344
76,858	*	SKY Perfect Communications Inc. (Japan)(d)	90,362,116

			394,922,806

		Food 3.4%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	64,895,083
		Multi-Industry 13.1%
127,134,000	*	BIL International Limited (Singapore)(b)(d)	57,641,865
1,167,900		Brascan Corporation (Canada)	35,905,492
6,315,000	*	Vivendi Universal SA (France)(d)	153,494,009
209,000	*	Vivendi Universal SA ADR (France)	5,074,520

			252,115,886

		Natural Resources 0.3%
3,349,996	*	Gendis Inc. (Canada)(b)(c)	6,947,295
		Property & Casualty Insurance 19.3%
591,500		Fairfax Financial Holdings Limited (Canada)(d)	103,493,047
8,396		Millea Holdings, Inc. (Japan)	109,679,948
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	158,007,913

			371,180,908

		Publishing 3.7%
4,507,000		Hollinger International Inc. (United Kingdom)	70,399,340
		Real Estate 2.6%
3,195,000		Trizec Properties, Inc. (United States)	49,203,000
		Restaurants 4.3%
2,418,000	*	Yum! Brands, Inc. (United States)	83,179,200

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2003

Shares		Value

	Technology 5.2%
406,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$11,882,508
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	89,104,677

		100,987,185

	Telecommunications 5.1%
20,335	Nippon Telegraph and Telephone Corporation (Japan)(d)	98,098,302

	Total Common Stocks (Cost $1,095,616,719)	1,601,235,328

Principal
Amount

Short-Term Obligations 18.2%
65,267,000	Repurchase Agreement with State Street Bank, 0.40% due 1-2-04, Repurchase price $65,271,351 (Collateralized by U.S. government agency securities)	65,267,000
285,000,000	U.S. Treasury Bills, 0.87% – 0.92% due 1-15-04 to 4-1-04	284,683,308

	Total Short-Term Obligations	349,950,308

Total Investments (Cost $1,445,567,027)(a)	101.4%	1,951,185,636
Other Assets and Liabilities, Net	(1.4)	(27,604,647)

Net Assets	100.0%	$1,923,580,989

Net asset value per share		$14.11

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $510,000,842 and $(4,382,233), respectively.
(b)	Affiliated company. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral on forward currency contracts and short sales. See Note 10.
(e)	Because of certain Japanese shareholding restrictions, a portion of this position is held in physical form pending registration in the Fund’s name with the Japanese Securities Depository Center (JASDEC). While in physical form, the shares may be freely traded, but will not entitle the Fund to dividends or voting rights until deposited in JASDEC.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2003

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

32,203,000	British Pound 3-19-04	$57,290,459	$(5,475,832)
160,300,000	Canadian Dollar 3-19-04	123,622,560	(5,780,907)
90,000,000	Euro 6-16-04	113,017,299	(2,222,799)
36,810,000,000	Japanese Yen 3-19-04	344,333,168	(23,086,932)
28,200,000,000	Japanese Yen 6-16-04	264,579,222	(212,484)

		$902,842,708	$(36,778,954)

COUNTRY WEIGHTING

OF STOCKS

Japan	38.8%
Canada	17.4
France	15.2
United States	8.3
Netherlands	6.3
United Kingdom	5.9
Australia	4.5
Singapore	3.6

100.0%

See Notes to Financial Statements.

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund had an outstanding year with a 43.9% return - almost quadruple our absolute goal of inflation plus 10%. The fourth quarter added 14.6%. Those investors who focus on relative returns might be disappointed that the Small-Cap’s results were below the Russell 2000 Index’s 47.3% for the year. With our personal assets we focus on protecting capital and making adequate long-term results. Forty-plus percent returns far exceed the goal and we urge our partners to expect much more modest results in most years.

With the exception of Fleming, which we sold early in the year, every stock in the portfolio contributed positively to performance in 2003. Several companies, such as Catellus and Ralcorp, reached our appraisals and we sold them. We also sold Rogers Communications to build a position in what we believed was a better quality Canadian cable investment, Shaw. With rising prices we scaled back some positions to maintain diversification requirements and control weightings. While we added to some existing holdings when their prices qualified, we did not purchase any new companies in the Fund. U.S. Industries changed its name to Jacuzzi to better reflect one of its top brands, but our stake did not change. We exchanged our 9% convertible notes in Level 3 for equity.

The combined equity and bonds we hold at Level 3 made this our largest holding throughout the year. This investment also contributed the most to the Fund’s strong performance. The company successfully integrated the Genuity business it purchased and restructured debt for a more flexible financial structure. The management team plans to pursue further organic revenue growth as well as larger scale through acquisitions that make financial sense. The 9.125% senior notes rose 42% and we scaled them back significantly. The stock remains undervalued compared to our appraisal.

Fairfax Financial’s stock increased 86% during 2003, making it the second largest contributor to the Small-Cap Fund’s results. Fairfax’s operational and investment performance exceeded the market’s expectations while the company strengthened its balance sheet by placing two attractive bond issues and successfully renegotiating its bank lines. Even after the tremendous price increase, Fairfax remains one of the more undervalued businesses in the portfolio.

As the economy improved and consumption resumed, luxury goods retailers benefited. These outside forces along with the operating capabilities of management helped Neiman Marcus’ stock rise 83% in the wake of enormous comp-store sales gains.

NCR did not have any significant news, but continued to report good results, especially in its data warehousing business, Teradata. The stock rose 63%.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Excellent results in a tough industry also helped Genlyte, the commercial lighting manufacturer, gain 87%.

Several businesses in the portfolio have received public attention recently. AXA has made a bid to purchase MONY for a price that we believe is far below corporate value. We are pursuing various avenues to protect our interests as shareholders.

Hollinger and its leader Conrad Black are facing issues related to alleged improper payments made by the company to Black and several others. While the information that has come out has created turmoil, the value of the company’s newspapers is increasing.

As one would expect after a 40+% year, the price-to-value ratio of the Small-Cap Fund’s holdings has risen from the high 50’s early in the year to the mid-80’s. Executing several sale orders would remove fully priced positions and help lower the P/V of the remaining group of equities. We also have 15% cash which we will use to purchase underpriced securities when we find them, thereby further lowering the price-to-value ratio. Our greatest challenge is finding new investments that qualify. We remain patient and diligent in our effort.

Small-Cap Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS SMALL-CAP FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2003

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

One Year	43.85%	11.88%	47.25%
Five Years	11.37	12.37	7.13
Ten Years	14.88	12.37	9.47

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

Small-Cap Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 35.3% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	7.6%

Corporate Bonds	4.9%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

NCR Corporation (NCR)	6.3%
A leading provider of data warehousing through Teradata, ATM machines, and point-of-sale systems.

Fairfax Financial Holdings Limited (FFH CN)	5.9%
Canadian based property/casualty insurer offering both primary insurance and reinsurance.

Shaw Communications Inc. (SJR)	5.7%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

The Neiman Marcus Group, Inc. – Class B (NMG.B)	4.9%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

PORTFOLIO CHANGES

January 1, 2003 through December 31, 2003

New Holdings	Eliminations

Level 3 Communications, Inc. (from Note exchange)	Catellus Development Corporation
Fleming Companies, Inc.
Level 3 Communications, Inc., 9%
  Junior Convertible Subordinated
  Notes due 7/15/12 (exchanged for
  stock)
The Neiman Marcus Group, Inc. –
  Class A
Ralcorp Holdings, Inc.
Rogers Communications, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2003

Shares			Value

Common Stock 80.3%
		Beverages 3.9%
5,353,800		PepsiAmericas, Inc.	$91,657,056
		Broadcasting and Cable 5.7%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	135,283,184
		Commercial Lighting 4.3%
1,749,149	*	Genlyte Group Incorporated(b)	102,115,319
		Construction Materials 4.5%
2,881,000		Texas Industries, Inc(b)	106,597,000
		Data Processing 6.2%
3,811,700	*	NCR Corporation	147,893,960
		Financial Services 4.6%
193,495	*	Alleghany Corporation	43,052,638
2,089,600		The MONY Group Inc.(d)	65,383,584

			108,436,222

		Grocery – Retail 2.6%
3,394,100		Ruddick Corporation(b)	60,754,390
		Lodging 4.4%
6,133,653		Hilton Hotels Corporation	105,069,476
		Manufacturing 2.7%
8,840,000	*	Jacuzzi Brands, Inc.(b)	62,675,600
		Multi-Industry 3.9%
3,000,000		Brascan Corporation (Foreign)	92,230,906
		Natural Resources 5.1%
1,489,700		Deltic Timber Corporation(b)	45,286,880
7,610,000		TimberWest Forest Corp. (Foreign)(b)(c)	74,786,814

			120,073,694

		Property & Casualty Insurance 5.9%
799,900		Fairfax Financial Holdings Limited (Foreign)	139,956,194
		Publishing 4.6%
7,042,000		Hollinger International Inc. (Foreign)	109,996,040
		Real Estate 4.6%
2,271,675		Forest City Enterprises, Inc. – Class A	107,927,279
		Restaurants 4.8%
2,978,100		IHOP Corp.(b)	114,597,288

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2003

Shares			Value

		Retail 4.9%
2,332,500	*	The Neiman Marcus Group, Inc. – Class B	$116,625,000
		Telecommunications 7.6%
31,373,292	*	Level 3 Communications, Inc.	178,827,764

		Total Common Stocks (Cost $1,277,457,644)	1,900,716,372

Principal
Amount

Corporate Bonds 4.9%
	Telecommunications 4.9%
100,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	91,500,000
34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	24,282,000

	Total Corporate Bonds (Cost $60,748,213)	115,782,000

Short-Term Obligation 14.9%
81,756,000	Repurchase Agreement with State Street Bank, 0.40% due 1-2-04, Repurchase Price $81,761,450 (Collateralized by U.S. government agency securities)	81,756,000
270,000,000	U.S. Treasury Bill, 0.87% – 0.92% due 2-5-04 to 4-1-04	269,578,600

Total Short-Term Obligations	351,334,600

Total Investments (Cost $1,689,540,457)(a)	100.1%	2,367,832,972
Other Assets and Liabilities, Net	(0.1)	(2,747,618)

Net Assets	100.0%	$2,365,085,354

Net asset value per share	$28.81

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $715,568,435 and $(37,275,920) respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.
(d)	See Note 13.

Note:	Companies designated as “Foreign” represent 23% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

140,000,000	Canadian Dollar 3-19-04	$107,967,301	$(3,102,315)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2003

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $847,120,759, $182,998,228 and $402,419,109, respectively) (Note 2 and 7)	$1,336,373,802	$230,629,871	$566,813,291
Other securities, at market value (cost $4,856,258,638, $1,262,568,799 and $1,287,121,348, respectively) (Note 2)	6,350,080,836	1,720,555,765	1,801,019,681

Total Investments	7,686,454,638	1,951,185,636	2,367,832,972
Cash	278	87	499
Receivable for:
Fund shares sold	7,430,847	11,243,652	994,622
Dividends and interest	8,218,188	865,075	4,297,620
Securities sold	–	–	1,584,463
Foreign tax reclaims	–	150,916	–
Prepaid assets	216,095	46,354	63,786

Total Assets	7,702,320,046	1,963,491,720	2,374,773,962

Liabilities:
Payable for:
Forward currency contracts (Note 2)	19,918,706	36,778,954	3,102,315
Fund shares redeemed	7,510,034	453,703	4,742,270
Investment counsel fee (Note 3)	4,827,470	2,349,671	1,547,405
Administration fee (Note 4)	632,338	156,645	194,996
Other accrued expenses	463,992	171,758	101,622

Total Liabilities	33,352,540	39,910,731	9,688,608

	$7,668,967,506	$1,923,580,989	$2,365,085,354

Net Assets:
Net assets consist of:
Paid-in capital	$5,766,694,435	$1,625,035,738	$1,705,727,573
Undistributed net investment income (loss)	19,089,804	–	499,040
Accumulated net realized loss on investments and foreign currency	(79,973,268)	(170,308,143)	(16,354,561)
Unrealized gain on investments and foreign currency	1,963,156,535	468,853,394	675,213,302

Net Assets	$7,668,967,506	$1,923,580,989	$2,365,085,354

Net asset value per share	$29.98	$14.11	$28.81

Fund shares issued and outstanding	255,813,298	136,351,162	82,105,052

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the year ended December 31, 2003

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,249,794, $1,070,285 and $539,182, respectively)	$42,776,135	$11,877,961	$5,805,266
Dividends from affiliates (net of foreign tax withheld of $356,474, $91,161, and $0, respectively) (Note 7)	16,363,916	819,817	11,183,622
Interest	14,401,156	1,293,558	36,594,942

Total income	73,541,207	13,991,336	53,583,830

Expenses:
Investment counsel fee (Note 3)	45,789,934	20,918,549	15,183,752
Administration fee (Note 4)	5,971,991	1,394,570	1,891,167
Transfer agent fees and expenses	1,370,636	347,993	408,428
Prospectus and shareholder reports	520,789	173,170	120,443
Custodian fees and expenses	388,750	253,402	24,798
Trustees’ fees and expenses	125,526	95,627	95,627
Registration fees	168,298	90,535	42,472
Professional fees	57,813	73,633	42,273
Other	162,651	59,428	75,246

Total expenses	54,556,388	23,406,907	17,884,206

Net investment income(loss)	18,984,819	(9,415,571)	35,699,624

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	(2,220,157)	(53,191,772)	27,332,460
Affiliated securities (Note 7)	54,297,113	–	8,153,307
Forward currency contracts	(79,865,410)	(94,244,106)	(26,591,644)
Short sales	–	(15,773,296)	–
Foreign currency transactions	104,985	12,590	82,716

Net gain(loss)	(27,683,469)	(163,196,584)	8,976,839

Change in unrealized appreciation (depreciation):
Securities	1,838,077,910	690,001,035	669,702,435
Other assets, liabilities and forwards	2,406,036	(9,933,049)	(3,053,090)

Change in net unrealized appreciation	1,840,483,946	680,067,986	666,649,345

Net realized and unrealized gain	1,812,800,477	516,871,402	675,626,184

Net increase in net assets resulting from operations	$1,831,785,296	$507,455,831	$711,325,808

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year Ended December 31,

	2003	2002

Operations:
Net investment income (loss)	$18,984,819	$8,034,354
Net realized gain (loss) from investments and foreign currency transactions	(27,683,469)	(37,422,888)
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	1,840,483,946	(397,405,192)

Net increase (decrease) in net assets resulting from operations	1,831,785,296	(426,793,726)

Distributions to shareholders:
From net investment income	–	(8,259,849)
From net realized gain on investments	–	(28,185,518)
From return of capital	–	(10,114,237)

Net decrease in net assets resulting from distributions	–	(46,559,604)

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,609,944,990	1,453,401,002
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	43,132,436
Cost of shares redeemed	(560,424,437)	(744,560,108)

Net increase in net assets from fund share transactions	1,049,520,553	751,973,330

Total increase in net assets	2,881,305,849	278,620,000
Net assets:
Beginning of year	4,787,661,657	4,509,041,657

End of year	$7,668,967,506	$4,787,661,657

Undistributed net investment income included in net assets at end of year	$19,089,804	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Year Ended December 31,		Year Ended December 31,

2003	2002	2003	2002

$(9,415,571)	$(6,802,029)	$35,699,624	$41,998,328

(163,196,584)	14,201,432	8,976,839	(25,012,267)

680,067,986	(200,798,553)	666,649,345	(89,191,434)

507,455,831	(193,399,150)	711,325,808	(72,205,373)

–	(83,988)	(35,283,300)	(42,311,595)
–	(31,425,152)	–	(1,477,386)
–	–	–	–

–	(31,509,140)	(35,283,300)	(43,788,981)

703,323,951	752,201,333	287,797,075	437,050,487

–	29,677,681	30,672,961	38,955,103
(373,913,139)	(304,266,316)	(306,621,285)	(316,932,146)

329,410,812	477,612,698	11,848,751	159,073,444

836,866,643	252,704,408	687,891,259	43,079,090

1,086,714,346	834,009,938	1,677,194,095	1,634,115,005

$1,923,580,989	$1,086,714,346	$2,365,085,354	$1,677,194,095

$ –	$ –	$499,040	$ –

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine NAVs once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to reduce market risks. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern’s contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the year (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$591,954,738	$394,846,391
International Fund	128,045,261	250,031,138
Small-Cap Fund	79,139,001	489,769,649

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2003

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	62,540,215	60,958,444	11,928,858
Reinvestment of shareholder distributions	–	–	1,064,294
Shares redeemed	(22,037,100)	(33,630,696)	(13,394,759)

	40,503,115	27,327,748	(401,607)

	Year Ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	60,816,773	65,977,437	19,792,275
Reinvestment of shareholder distributions	1,965,535	3,133,865	1,900,418
Shares redeemed	(31,446,605)	(27,651,586)	(14,546,558)

	31,335,703	41,459,716	7,146,135

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At December 31, 2003, each Fund held at least five percent of the outstanding voting stock of the following companies:

Voting
Stock

Partners Fund
Level 3 Communications, Inc.	12.0%
The NipponKoa Insurance Company, Ltd.	7.3
Pioneer Natural Resources Company	8.7
Trizec Properties, Inc.	8.8
International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.8
Gendis Inc. (Note 8)	20.5
Nippon Broadcasting System, Inc.	6.6

Voting
Stock

Small-Cap Fund
Deltic Timber Corporation	12.5%
Genlyte Group Incorporated	12.9
IHOP Corp.	14.0
Jacuzzi Brands, Inc.	11.8
Ruddick Corporation	7.3
Texas Industries, Inc.	13.7
TimberWest Forest Corp.	10.0

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.5% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.3% of the International Fund’s net assets at December 31, 2003.

Note 9. Related Ownership

At December 31, 2003, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,735,139	7.1%
Small-Cap Fund	5,086,161	6.2

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize forward currency contracts at December 31, 2003:

Partners Fund	$719,300,088
International Fund	1,027,494,876
Small-Cap Fund	194,221,437

Note 11. Pending Class Action Claim

As a purchaser of Waste Management between June 11, 1998 and November 9, 1999 (the “Class Period”) the Longleaf Partners Fund is entitled to a portion of a class action settlement providing for payment (after fees and costs) of approximately $400 million to Waste Management shareholders who purchased during the Class Period. Using final estimates of potential recovery provided by the claims administrator in January 2004, the Partners Fund accrued approximately $7.8 million for receipt in February 2004.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year Ended December 31, 2003

	Partners	International	Small-Cap

Ordinary income	$–	$–	$35,283,300

	Year Ended December 31, 2002

	Partners	International	Small-Cap

Long-term capital gains	$27,269,755	$17,238,125	$1,477,386
Ordinary income	9,175,612	14,271,015	42,311,595
Return of capital	10,114,237	–	–

	$46,559,604	$31,509,140	$43,788,981

The tax-basis components of net assets at December 31, 2003 were as follows:

	Partners	International	Small-Cap

Unrealized appreciation	$2,109,535,892	$510,014,580	$715,591,538
Unrealized depreciation	(126,460,652)	(4,382,233)	(37,275,920)

Net unrealized appreciation	1,983,075,240	505,632,347	678,315,618
Tax loss carryforwards:
Expiring 12-31-10	(48,927,970)	(7,683,249)	(19,456,877)
Expiring 12-31-11	–	(171,097,034)	–
Deferred post-October 31st losses	(50,964,003)	(28,306,813)	–
Undistributed net investment income	19,089,804	–	499,040
Paid-in capital	5,766,694,435	1,625,035,738	1,705,727,573

	$7,668,967,506	$1,923,580,989	$2,365,085,354

Note 13. Litigation

On February 3, 2004, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, Inc. were named in a Complaint filed by The MONY Group, Inc. (MONY) in the US District Court for the Southern District of New York alleging that Southeastern and the Small-Cap Fund had violated Sections 14(a) and 13(d) of the Securities Exchange Act of 1934 with respect to their activities opposing the proposed acquisition of MONY by AXA Financial. Southeastern and the Small-Cap Fund believe that their actions have been lawful and intend to vigorously defend the lawsuit. The Complaint seeks injunctive relief and attorney’s fees, and has not otherwise sought specific money damages. However, in view of the very early stages of this matter and the inherent uncertainties of litigation, the outcome of the case cannot be predicted at this time, and the amount of potential loss, if any, cannot be reasonably estimated.

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset		Securities	Total	Dividends	butions
	Value	Net	Realized	From	from Net	from
	Beginning	Investment	and	Investment	Investment	Capital
	of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,
2003	$22.24	$.08	$7.66	$7.74	$–	$–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
1999	24.39	.28	.34	.62	(.29)	(4.23)
International Fund
Year ended December 31,
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
1999	9.97	.06	2.38	2.44	(.06)	(.33)
Small-Cap Fund
Year ended December 31,
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)
1999	21.95	.08	.79	.87	(.08)	(2.54)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% in 1999. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively (Notes 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

					Ratio of
		Net			Expenses	Ratio of
		Asset		Net Assets	to	Net (Loss)
Return	Total	Value		End of	Average	Income to	Portfolio
of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$–	$29.98	34.80%	$7,668,968	.91%	.32%	7.37%
(.05)	(.23)	22.24	(8.34)	4,787,662	.91	.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94	.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93	.75	20.48
–	(4.52)	20.49	2.18	3,622,109	.92	1.16	50.39

–	–	14.11	41.52	1,923,581	1.68	(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80 (b)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82 (b)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79 (b)	3.36	69.40
–	(.39)	12.02	24.37	293,613	1.75 (b)	.60	50.32

–	(.44)	28.81	43.85	2,365,085	.95	1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95	2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96	1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98	.24	21.94
–	(2.62)	20.20	4.05	1,429,673	.97	.38	47.48

Longleaf Partners Funds

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, (comprising Longleaf Partners Funds Trust, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 2004

(Intentionally Left Blank)

INFORMATION ON BOARDS OF TRUSTEES

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts. Mr. Deloach was selected by the Independent Trustees at Longleaf’s December 8, 2003 Board Meeting to replace G. Staley Cates, Co-Portfolio Manager of each Fund, upon Mr. Cates’ resignation from the Boards, effective December 31, 2003. Mr. Cates continues to serve as Co-Portfolio Manager of each Fund.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (55) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Chairman of the Board; Co-Portfolio Manager	Partners Fund – 1987 International Fund – 1998 Small-Cap Fund – 1989

Margaret H. Child (48) 150 Federal Street Boston, MA 02110	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (53) 143 Page Brook Road Carlisle, MA 01741	Trustee	Partners Fund – 1993 International Fund – 1998 Small-Cap – 1993

Daniel W. Connell, Jr. (55) One ALLTEL Stadium Place Jacksonville, FL 32202	Trustee	Partners Fund – 1997 International Fund – 1998 Small-Cap Fund – 1997

Rex M. Deloach (66) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund – 2003 International Fund – 2003 Small-Cap Fund – 2003

Steven N. Melnyk (56) 1535 The Greens Way Jacksonville Beach FL 32250	Trustee	Partners Fund – 1991 International Fund – 1998 Small-Cap Fund – 1991

C. Barham Ray (57) 845 Crossover Lane, Ste. 140 Memphis, TN 38117	Trustee	Partners Fund – 1992 International Fund – 1998 Small-Cap Fund – 1992

Perry C. Steger (41) 1978 South Austin Avenue Georgetown, TX 78626	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

INFORMATION ON BOARDS OF TRUSTEES

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

The Statement of Additional Information (SAI), a separate document with supplemental information not contained in the Prospectus, includes additional information about Fund Trustees and a description of Longleaf’s Proxy Voting Policies and Procedures. The SAI can be obtained without charge by calling (800) 445-9469, Option 1 and on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Director of Business Development for a Boston law firm since 1999; Director of Marketing, Memphis office (1991-98), Atlanta office (1998-99), Arthur Andersen LLP (accounting firm)	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	3

Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise)	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) since 1994.	3

Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. (1989-Present)	3	Director, First Coast Community Bank, Fernandina Beach, FL

Chairman of the Board, SSM Corp. (venture capital firm)	3	Director, Financial Federal Savings Bank, Memphis, TN

President, Steger & Bizzell Engineering, Inc. (engineering firm)	3

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds(SM)

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. A copy of this Code of Ethics is attached as Exhibit 99.CODE ETH.

Item 3.     Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves on the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

Services	2003	2002

Audit Fees
Audits of the Funds	$63,400	$63,300

Audit Related Fees
Quarterly tax diversification review, tax department review of financial statements	$29,075	$27,930

Tax Fees
Preparation of tax returns, tax consultation and research	$73,100	$26,800

All other fees	$0	$0

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. With respect to PwC’s 2002 engagement to provide audit, audit-related and tax services to the Funds, all Trustees, including the Audit Committee, specifically pre-approved the engagement at the March 4, 2002 Meeting of the Boards of Trustees. With respect to PwC’s 2003 engagement to provide audit, audit-related and tax services to the Funds, the Audit Committee specifically pre-approved the engagement at the December 3, 2002 Meeting of the Boards of Trustees, and ratified the pre-approval at the March 5, 2003 Meeting of the Boards of Trustees, following a discussion of the Sarbanes-Oxley pre-approval requirements with PwC’s audit and tax partners.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.     Exhibits.

Exhibit 99. CERT Certification Required by Item 10(b) of Form N-CSR

Exhibit 99.CODE ETH - Code of Ethics under Section 406 of the Sarbanes-Oxley Act

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman of the Board Longleaf Partners Funds Trust

Date	February 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 16, 2004

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 16, 2004

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.